UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

18W100 22nd Street, Suite 104, Oakbrook Terrace, Ill.	60181
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On April 1, 2009, the Registrant issued a press release announcing certain financial results for the year ended December 31, 2008. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 to this Current Report. The press release attached to this Form 8-K has been revised slightly to correct certain errors contained in the original press release, none of which materially affect the Registrant’s 2008 financial results.

        In addition, on April 1, 2009, the Registrant conducted a conference call to discuss its financial results for the year ended December 31, 2008. A copy of the transcript of such conference call is set forth as Exhibit 99.2 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

99.1	Press Release Issued by the Registrant on April 1, 2009

99.2	Transcript of Conference Call Conducted by the Registrant on April 1, 2009

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION
/s/ James T. McCubbin
Date: April 7, 2009	James T. McCubbin
Vice President and Chief Financial Officer